SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K


                                 Current Report





                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  December 3, 1998


                            CNA Financial Corporation


--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





     Delaware                        1-5823                   36-6169860
----------------------------     -------------            -------------------
(State of other jurisdiction     (Commission               (I.R.S. Employer
     of incorporation)            File Number)            Identification No.)





                  CNA Plaza
             Chicago, Illinois                         60685
----------------------------------------         -----------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (312) 822-5000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events.


On December 3, 1998, CNA Financial Corporation (the "Company") announced a senior management succession plan under which Dennis H. Chookaszian will become Chairman of the Executive Committee of the Company's Board of Directors and that effective March 31, 1999, Bernard L. Hengesbaugh, currently Executive Vice President and Chief Operating Officer of the Company's insurance subsidiaries ("CNA"), will succeed Mr. Chookaszian as Chairman and Chief Executive Officer of CNA. The press release dated December 3, 1998 attached hereto as Exhibit 99.1 is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   December 3, 1998               CNA FINANCIAL CORPORATION





                                   By:  S/JONATHAN D. KANTOR
                                        --------------------------------------
                                        Jonathan D. Kantor
                                        Senior Vice President, General Counsel
                                        and Secretary

                                  EXHIBIT INDEX


Exhibit
Number                                      Description
-------                                    -------------------------------------

99.1                                        Press Release dated December 3, 1998

                                                            Exhibit 99.1
CNA
CNA Plaza
Chicago, IL  60685
MEDIA:
Clark Walter
312-822-1454
ANALYSTS:
Deborah Kamp
312-822-7752

CNA
FOR ALL THE COMMITMENTS YOU MAKE R





--------------------------------------------------------------------------------
NEWS

                                                          FOR IMMEDIATE RELEASE


                 CNA ANNOUNCES SENIOR MANAGEMENT SUCCESSION PLAN
                 -----------------------------------------------

Bernard Hengesbaugh to Succeed Dennis Chookaszian as Chairman and CEO of CNA March 31, 1999

CHICAGO, December 3, 1998 -- Dennis H. Chookaszian, chairman and chief executive officer of CNA (NYSE: CNA), announced today a senior management succession plan under which he will become chairman of the Executive Committee of the CNA Financial Corporation Board of Directors on March 31, 1999, and that Bernard L. Hengesbaugh, CNA executive vice president and chief operating officer, will succeed him as chairman and CEO.

In making the announcement, Mr. Chookaszian said, "For the past 23 years, I have devoted 100 percent of my energies towards helping to build CNA into the premier multiline insurance company it is today. I am very proud of the record we have achieved and have great confidence in the organization's future.

"This has been one of the greatest experiences of my life," said Mr. Chookaszian. "I look forward to seeing the company become even stronger in the future. "

Fortunately,  CNA has a deep bench from which to choose.  And, I can think of no
one  more  qualified  to  lead  CNA  into  the  next   millennium   than  Bernie
Hengesbaugh," said Mr. Chookaszian.

Mr. Chookaszian said, "I plan to work with Bernie to ensure a smooth and orderly transition. But, in my opinion, he is already prepared to both lead and handle all the challenges and opportunities that lie ahead for the organization.

"Bernie and I have been close colleagues for 28 years. Earlier this year, I appointed him to head all of CNA's insurance operations. I have been impressed with his judgment and management skills. He is the right person for the job and I have full confidence that he will successfully lead CNA into the future."

Mr. Hengesbaugh said, "CNA is one of the truly great insurance companies in the United States. I look forward to working in close collaboration with all my talented colleagues at CNA towards winning in the marketplace and achieving our full business potential."

Edward J. Noha, chairman of the Board of Directors of CNA Financial Corporation, said of Mr. Hengesbaugh that, "We are very pleased about Bernie's appointment as chief executive officer. He
                                     -more-

                                       -2-
knows CNA extremely well. He has impressed this organization, as well as the agents and brokers who represent us in the marketplace, with his leadership, industry knowledge and organizational capabilities. We all look forward to working with him in his new role."

Mr. Noha concluded by saying that, "The Board joins me in recognizing Dennis Chookaszian for his years of hard work, dedication and the many contributions he has made to the organization. He is a talented and energetic executive. We look forward to his continued counsel."

Mr.Hengesbaugh has been with CNA for 18 years. As executive vice president and chief operating officer, he has been directly responsible for CNA's eight operating departments: Reinsurance, Commercial, Risk Management, Personal Insurance, Life, Group, Specialty and Global Operations. Prior to that, Mr. Hengesbaugh served as President and Chief Operating Officer for CNA's Specialty Operations Department. Mr. Hengesbaugh joined CNA in 1980 as vice president of the corporate accounting division in the Financial Services Department. From 1984 to 1990, Mr. Hengesbaugh served as vice president and Controller for CNA's Field Operations Department.

During that time, his field responsibilities were expanded to include the individual life and personal lines processing centers and individual health operations. Prior to joining CNA, Mr. Hengesbaugh was a partner with Deloitte & Touche (formerly Touche Ross & Co.).

Mr. Hengesbaugh is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants. He is Chairman of the Board of Joint Commission Resources, Inc.; a member of the Board of Directors of the Joint Commission on Accreditation of Healthcare Organizations; and a member of the Board of the Foundation for Health Enhancement. Mr. Hengesbaugh earned a
Master's degree in Business Administration from Indiana University and a Bachelor of Science degree from St. Joseph's College.

Headquartered in Chicago, CNA is among the top 10 U.S. insurance groups based on 1997 revenues of approximately $17 billion. CNA is a leading multiline insurer, serving individuals and businesses with a broad range of insurance products and insurance-related services.

CNA products and services are marketed through multiple distribution channels, including independent agents, brokers, general agents and direct sales. Since 1897, CNA has built on a foundation of financial strength, stability and commitment to customers and business partners. CNA is the registered service mark and trade name of CNA Financial Corporation.

                                      # # #